SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 22, 2000

                        THE INTERNET ADVISORY CORPORATION
             (Exact name of registrant as specified in its charter)

            Utah                          0-16665                87-0426358

       (State or other                  (Commission           (I.R.S. Employer
jurisdiction of incorporation)          File Number)         Identification No.)

2455 East Sunrise Blvd., Suite 401,
Ft. Lauderdale, FL                                                 33304
(Address of principal executive offices)                         (Zip Code)

                                 (954) 453-5000
              (Registrant's telephone number, including area code)

                                       N/A
              (Former name, former address and former fiscal year,
                         if changed since last report)


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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

      Mantyla McReynolds were Registrant's independent certifying accountants for the fiscal years ended December 31, 1998 and 1999. On December 22, 2000, Registrant terminated that firm's appointment and subsequently engaged Radin Glass & Co., LLP, 360 Lexington Avenue, New York , NY 10017, as Registrant's certifying accountants for the fiscal year ended December 31, 2000. The termination of Mantyla McReynolds and appointment of Radin Glass & Co., LLP was ratified and approved by Registrant's board of directors. During the last two fiscal years and all interim subsequent periods, Registrant did not consult with Radin Glass & Co., LLP, with respect to any matters whatsoever.

      The reports of Mantyla McReynolds on the financial statements of Registrant for the past two fiscal years for which Mantyla McReynolds provided such reports, contained no adverse opinion or disclaimer of opinion, nor was either qualified or modified as to uncertainty, audit scope or accounting principle except that the report for the fiscal year ended December 31, 1999 was modified with respect to the ability of Registrant to continue as a going concern.

      In connection with the audits of the last two fiscal years ended December 31st and during the subsequent interim period preceding their dismissal, there were no disagreements between Registrant and Mantyla McReynolds on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused Mantyla McReynolds to make reference to the subject matter of the disagreement in connection with their reports.

      In connection with the audits of the last two fiscal years ended December 31st and during the subsequent interim period preceding their dismissal, Mantyla McReynolds did not advise Registrant that:

      (A) internal controls necessary for Registrant to develop reliable financial statements did not exist;

      (B) information had come to their attention that led them to no longer be able to rely on management's representations or made them unwilling to be associated with the financial statements prepared by management;

      (C) there was a need to expand significantly the scope of their audit, or that information had come to their attention during such time periods that if further investigated might: (i) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statement; or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report, or (ii) cause it to be unwilling to rely on management's representations or be associated with Registrant's financial statements;

      (D) information had come to their attention that they had concluded materially impacted the fairness or reliability of either (i) a previously issued audit report or the underlying financial


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statements, or (ii) the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report.

ITEM 7. EXHIBITS

      Exhibits filed as part of this Report are as follows:

Exhibit 16. Letter from Mantyla McReynolds regarding confirmation of
            Registrant's assertions on changes in Registrant's certifying accountants.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cause this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE INTERNET ADVISORY CORPORATION


Dated: January 25, 2001             By:  /s/ Richard Goldring
                                         ---------------------------------------
                                             Richard Goldring, President


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